EXHIBIT 10.1

AMENDMENT NO. 7 TO CREDIT AGREEMENT

This Amendment No. 7 to Credit Agreement, dated as of September 26, 2012, (this “Amendment”), is entered into by HELIX ENERGY SOLUTIONS GROUP, INC., a Minnesota corporation (the “Borrower”), the lenders party to the Credit Agreement described below, and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), Swing Line Lender and L/C Issuer.

INTRODUCTION

Reference is made to the Credit Agreement dated as of July 3, 2006 (as modified from time to time, the “Credit Agreement”), among the Borrower, the lenders from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the Administrative Agent.

The Borrower seeks flexibility (i) in making Investments in its Foreign Subsidiaries and joint ventures and, (ii) for its Foreign Subsidiaries to incur secured and unsecured Indebtedness.

The Borrower has requested, and the Lenders and the Administrative Agent have agreed, on the terms and conditions set forth herein, to make certain amendments to the Credit Agreement.

THEREFORE, in connection with the foregoing and for other good and valuable consideration, the Borrower, the Lenders, and the Administrative Agent hereby agree as follows:

Section 1. Definitions; References.  Unless otherwise defined in this Amendment, each term used in this Amendment that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement.

Section 2. Amendment of Credit Agreement.

(a) Section 1.01 of the Credit Agreement is hereby amended by adding the following definition  in appropriate alphabetical order:

“Excluded Foreign Subsidiary Assets” means the property or assets of, or Equity Interests in, any Foreign Subsidiary which are subject to a Lien or negative pledge pursuant to Indebtedness incurred under Section 7.03(o).

(b) Section 7.01 of the Credit Agreement is hereby amended by replacing clause (u) thereto in its entirety with the following:

(u) Liens on the property or assets of, or Equity Interests in, Foreign Subsidiaries, other than Helix Offshore Ltd. (or any Subsidiary of Helix Offshore Ltd. owning, directly or indirectly, any of (y) the Equity Interests of Helix Well Ops (U.K.) Limited (or other Subsidiary owning the Seawell in whole or in part) or (z) the Equity Interests of any Person owning, directly or indirectly, any such Equity Interests), in each case, securing Indebtedness permitted under Section 7.03(o).

(c) Section 7.02 of the Credit Agreement is hereby amended by replacing clause (g) thereto in its entirety with the following:

(g) Investments in joint ventures, subject to the final clause of this Section 7.02, if immediately before and after giving effect to such Investment, no Default shall have occurred and be continuing;

(d) Section 7.02 of the Credit Agreement is hereby amended by replacing the final clause thereto in its entirety with the following:

Notwithstanding anything in this Section 7.02 or elsewhere in this Agreement to the contrary, no Investment shall be permitted in any joint venture or in any Subsidiary that is neither a Loan Party nor a Foreign Subsidiary whose Equity Interests are pledged pursuant to a Foreign Pledge Agreement, unless, immediately after giving effect to any such Investment, the sum of the Availability plus unrestricted cash and Cash Equivalents of the Borrower and its Subsidiaries is equal to or more than $400,000,000.

(e) Section 7.03 of the Credit Agreement is hereby amended by replacing clause (o) thereto in its entirety with the following:

(o) Indebtedness of Foreign Subsidiaries, other than Helix Offshore Ltd. (or any Subsidiary of Helix Offshore Ltd. owning, directly or indirectly, any of (y) the Equity Interests of Helix Well Ops (U.K.) Limited (or other Subsidiary owning the Seawell in whole or in part) or (z) the Equity Interests of any Person owning, directly or indirectly, any such Equity Interests), in an aggregate principal amount not to exceed $400,000,000 at any time outstanding; provided that such Indebtedness is expressly made non-recourse to the Borrower and its Subsidiaries (other than the Subsidiary incurring such Indebtedness) and other than any recourse to the Equity Interests of such Subsidiary to the extent pledged as collateral therefor.

(f) Section 7.05 of the Credit Agreement is hereby amended by replacing clause (q) thereto in its entirety with the following:

(q) Dispositions of Oil and Gas Properties, the Caesar and Reeled Pipelay Assets (or all of the Equity Interests of any Subsidiary owning no assets other than any of the foregoing assets) not otherwise permitted under this Section 7.05; provided, that (i) at the time of such Disposition, no Default shall exist or immediately would result from such Disposition, (ii) except as otherwise specifically provided below, no less than 75% of the consideration received for any such asset shall be in the form of cash (which, solely for purposes of this clause (q), shall be deemed to include any liabilities, as shown on the Borrower’s most recent consolidated balance sheet, of the Borrower or any Subsidiary (other than contingent liabilities and liabilities that are by their terms subordinated to the Loans or any Guaranty thereof) that are assumed by the transferee of any such assets pursuant to a customary novation agreement that releases the Borrower or such Subsidiary from further liability), and (iii) 100% of the Net Cash Proceeds of any such Disposition shall be applied to the prepayment of the Loans in accordance with Section 2.06(d).  For the avoidance of doubt, in the case of Oil and Gas Properties such

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75% cash consideration requirement shall be determined based on the value of the applicable property after giving effect to the Decommissioning Liabilities properly attributable thereto.  With respect to farmouts of proved undeveloped Oil and Gas Properties pursuant to this clause (q), the Borrower or applicable Subsidiary shall not be required to obtain at least 75% of the total consideration therefor in the form of cash, and may farmout such properties in exchange for the Borrower’s or applicable Subsidiary’s portion of the development costs of the applicable property;

provided, however, that any Disposition pursuant to clauses (a) through (g), (j)(ii), (k), (m), (n), (p) and (q) shall be for fair market value.

For purposes of determining compliance with this Section 7.05, the fair market value of any property Disposed of for consideration not consisting entirely of cash shall be the sum of the cash portion of the consideration, if any, and the fair market value of the non-cash portion of the consideration, as reasonably determined by the Borrower in good faith.

(g) Section 7.09 of the Credit Agreement is hereby amended by replacing clause (A) of the second proviso appearing in such Section in its entirety with the following:

(A) prohibit any negative pledge incurred or provided in favor of any holder of (1) a Lien permitted by Section 7.01(f), (i), (q), (r), (s), (t) or (u), (2) secured Indebtedness permitted under Section 7.03(e), (h), (n) or (o), in each case, solely to the extent any such negative pledge relates to the property financed by or the subject of such Indebtedness or permitted by the terms of such provisions to be encumbered (or, in the case of a Lien permitted by Section 7.01(u) or secured Indebtedness permitted under Section 7.03(o), the Equity Interests of the Foreign Subsidiary incurring such Indebtedness) or (3) Indebtedness permitted under Section 7.03(o) solely to the extent any such negative pledge relates to property of the Foreign Subsidiaries obligated thereon and

(h) Section 7.11 of the Credit Agreement is hereby amended by adding the following paragraph at the end of such Section:

For purposes of calculating the Consolidated Interest Coverage Ratio, the Consolidated Leverage Ratio and the Consolidated Senior Secured Leverage Ratio for all purposes of this Agreement, (a) Consolidated EBITDA attributable to Excluded Foreign Subsidiary Assets shall be excluded from Consolidated EBITDA and Consolidated Interest Charges attributable to the Indebtedness relating to Excluded Foreign Subsidiary Assets shall be excluded from Consolidated Interest Charges and (b) Indebtedness of Foreign Subsidiaries incurred under Section 7.03(o) and secured by any Excluded Foreign Subsidiary Assets (or a negative pledge thereon) shall be excluded from Consolidated Funded Indebtedness and Consolidated Funded Senior Secured Indebtedness.  The foregoing items and related calculations thereof, including all adjustments to Consolidated EBITDA, Consolidated Interest Charges, Consolidated Leverage Ratio, and Consolidated Senior Secured Leverage Ratio, shall be set forth in each applicable Compliance Certificate and shall be acceptable to the Administrative Agent.

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(i) Exhibit D (Form of Compliance Certificate) to the Credit Agreement is hereby deleted in its entirety and replaced with Exhibit D attached hereto.

Section 3. Representations and Warranties.  The Borrower represents and warrants that (a) the execution, delivery, and performance of this Amendment by each Loan Party are within the corporate or equivalent power and authority of such Loan Party and have been duly authorized by all necessary corporate or other organizational action, (b) this Amendment, and the Credit Agreement as amended hereby, constitute legal, valid, and binding obligations of each Loan Party, enforceable against each Loan Party in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws of general applicability affecting the enforcement of creditors’ rights and the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or law); (c) the representations and warranties of the Borrower and each other Loan Party contained in each Loan Document are true and correct in all material respects as of the date of this Amendment, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date and except that for purposes of this Section 3(c), the representations and warranties contained in subsections (a), (b) and (c) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements, Reserve Report, or Interim Engineer’s Certificate, as applicable, furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement or clause (f) of Section 6.02 of the Credit Agreement, as applicable; (d) no Default or Event of Default exists under the Loan Documents; and (e) the Liens under the Security Documents are valid and subsisting and secure the Obligations.

Section 4. Effect on Credit Documents.  Except as heretofore amended and in effect and amended herein, the Credit Agreement and all other Loan Documents remain in full force and effect as originally executed.  Nothing herein shall act as a waiver of any of the Administrative Agent’s or any Lender’s rights under the Loan Documents as amended, including the waiver of any default or event of default, however denominated.  Each party hereto acknowledges and agrees that this Amendment shall in no manner impair or affect the validity or enforceability of the Credit Agreement, as amended hereby.  This Amendment is a Loan Document for the purposes of the provisions of the other Loan Documents.  Without limiting the foregoing, any breach of representations, warranties, and covenants under this Amendment may be a default or event of default under the other Loan Documents.

Section 5. Effectiveness.  This Amendment shall become effective, and the Credit Agreement shall be amended as provided for herein as of the date first set forth above, upon the satisfaction of the following conditions:

(a) the Administrative Agent (or its counsel) shall have received counterparts hereof duly executed and delivered by a duly authorized officer of the Borrower, each Guarantor, and by the Lenders whose consent is required to effect the amendments contemplated hereby; and

(b) the Administrative Agent shall have received, or shall concurrently receive (i) for the account of each Lender executing this Amendment by 5:00 p.m. (Central) on September 24, 2012, an amendment fee equal to 12.5 basis points on the principal amount of such Lender’s

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Revolving Credit Commitment, aggregate outstanding Term Loans, and aggregate outstanding Additional Term Loans, as applicable, as of such date, and (ii) for the account of the applicable Person, payment of all other fees payable in connection with this Amendment.

Section 6. Reaffirmation of Guaranty.  By its signature hereto, each Guarantor represents and warrants that such Guarantor has no defense to the enforcement of the Guaranty, and that according to its terms the Guaranty will continue in full force and effect to guaranty the Borrower’s obligations under the Credit Agreement and the other amounts described in the Guaranty following the execution of this Amendment.

Section 7. Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

Section 8. Miscellaneous.  The miscellaneous provisions set forth in Article X of the Credit Agreement apply to this Amendment.  This Amendment may be signed in any number of counterparts, each of which shall be an original, and may be executed and delivered electronically, including by telecopier and portable digital format (.PDF).

Section 9. ENTIRE AGREEMENT.  THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[signature page follows]

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EXECUTED as of the first date above written.

BORROWER

HELIX ENERGY SOLUTIONS GROUP, INC.

By:	/s/ Lloyd Hajdik
Name:	Lloyd Hajdik
Title:	Senior Vice President - Finance and Chief Accounting Officer

GUARANTORS

CAESAR HOLDING CO LLC, a Delaware limited liability company
CANYON OFFSHORE, INC., a Texas corporation
CANYON OFFSHORE INTERNATIONAL CORP., a Texas corporation
ENERGY RESOURCE TECHNOLOGY GOM, INC., a Delaware corporation
HELIX INGLESIDE LLC, a Delaware limited liability company
HELIX OFFSHORE INTERNATIONAL, INC., a Texas corporation
HELIX SUBSEA CONSTRUCTION, INC., a Delaware corporation
HELIX VESSEL HOLDINGS LLC, a Delaware limited liability company
HELIX WELL OPS INC., a Texas corporation
NEPTUNE VESSEL HOLDINGS LLC, a Delaware limited liability company
VULCAN MARINE TECHNOLOGY LLC, a Delaware limited liability company

By:	/s/ Anthony Tripodo
Name:	Anthony Tripodo
Title:	Vice President and Treasurer

Signature Page to Amendment No. 7 to Credit Agreement

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ DeWayne D. Rosse
DeWayne D. Rosse
Agency Management Officer

Signature Page to Amendment No. 7 to Credit Agreement

BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender

By:	/s/ Julie Castano
Julie Castano
Vice President

Signature Page to Amendment No. 7 to Credit Agreement

AMEGY BANK NATIONAL ASSOICATION

By:	/s/ G. Scott Collins
Name:	G. Scott Collins
Title:	Senior Vice President

Signature Page to Amendment No. 7 to Credit Agreement

CAPITAL ONE, N.A.

By:	/s/ Don Backer
Name:	Don Backer
Title:	SVP

Signature Page to Amendment No. 7 to Credit Agreement

COMERICA BANK

By:	/s/ Brenton Bellamy
Name:	Brenton Bellamy
Title:	Assistant Vice President

Signature Page to Amendment No. 7 to Credit Agreement

COMPASS BANK

By:	/s/ Stuart Murray
Name:	Stuart Murray
Title:	Senior Vice President

Signature Page to Amendment No. 7 to Credit Agreement

CREDIT SUISSE AG, CAYMAN ISLANDS
BRANCH

By:	/s/ Mikhail Faybusovich
Name:	Mikhail Faybusovich
Title:	Director

By:	/s/ Vipul Dhadda
Name:	Vipul Dhadda
Title:	Associate

Signature Page to Amendment No. 7 to Credit Agreement

DEUTSCHE BANK TRUST COMPANY
AMERICAS

By:	/s/ Michael Getz
Name:	Michael Getz
Title:	Vice President

By:	/s/ Marcus M. Tarkington
Name:	Marcus M. Tarkington
Title:	Director

Signature Page to Amendment No. 7 to Credit Agreement

IBERIABANK

By:	/s/ Christopher Dvorachek
Name:	Christopher Dvorachek
Title:	Senior Vice President

Signature Page to Amendment No. 7 to Credit Agreement

ING CAPITAL LLC

By:	/s/ Subha Pasumarti
Name:	Subha Pasumarti
Title:	Director

Signature Page to Amendment No. 7 to Credit Agreement

NATIXIS

By:	/s/ Carlos Quinteros
Name:	Carlos Quinteros
Title:	Managing Director

By:	/s/ Daniel Payer
Name:	Daniel Payer
Title:	Managing Director

Signature Page to Amendment No. 7 to Credit Agreement

NORDEA BANK FINLAND PLC/LONDON
BRANCH

By:	/s/ Sandra Pavic-Watkinson
Name:	Sandra Pavic-Watkinson
Title:	Relationship Manager

By:	/s/ Martin Kahm
Name:	Martin Kahm
Title:	Head of Offshore & Oil Services, London

Signature Page to Amendment No. 7 to Credit Agreement

RAYMOND JAMES BANK, N.A.

By:	/s/ Scott G. Axelrod
Name:	Scott G. Axelrod
Title:	Vice President

Signature Page to Amendment No. 7 to Credit Agreement

RB INTERNATIONAL FINANCE (USA)
LLC

By:	/s/ Shirley Ritch
Name:	Shirley Ritch
Title:	Vice President

By:	/s/ Peter Armieri
Name:	Peter Armieri
Title:	Vice President

Signature Page to Amendment No. 7 to Credit Agreement

WELLS FARGO BANK, N.A.

By:	/s/ Robert Corder
Name:	Robert Corder
Title:	Director

Signature Page to Amendment No. 7 to Credit Agreement

WHITNEY BANK, a Louisiana state
chartered bank

By:	/s/ Paul Cole
Name:	Paul Cole
Title:	Senior Vice President

Signature Page to Amendment No. 7 to Credit Agreement

FROST BANK

By:	/s/ David Stewart
Name:	David Stewart
Title:	Assistant Vice President

Signature Page to Amendment No. 7 to Credit Agreement

Carlyle Azure CLO, Ltd.

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

Signature Page to Amendment No. 7 to Credit Agreement

Aberdeen Loan Funding, Ltd
By: Highland Capital Management, L.P. As Collateral Manager

By:	/s/ Carter Chism
Name:	Carter Chism
Title:	Authorized Signatory

Signature Page to Amendment No. 7 to Credit Agreement

[INSERT LENDER NAME]

Atrium CDO

By:	/s/ David H. Lerner
Name:	David H. Lerner
Title:	Authorized Signatory

Signature Page to Amendment No. 7 to Credit Agreement

[INSERT LENDER NAME]

Atrium II

By:	/s/ David H. Lerner
Name:	David H. Lerner
Title:	Authorized Signatory

Signature Page to Amendment No. 7 to Credit Agreement

[INSERT LENDER NAME]

Atrium III

By:	/s/ David H. Lerner
Name:	David H. Lerner
Title:	Authorized Signatory

Signature Page to Amendment No. 7 to Credit Agreement

[INSERT LENDER NAME]

Atrium V
By: Credit Suisse Asset Management, LLC, as collateral manager

By:	/s/ David H. Lerner
Name:	David H. Lerner
Title:	Authorized Signatory

Signature Page to Amendment No. 7 to Credit Agreement

[INSERT LENDER NAME]

Atrium VI
By: Credit Suisse Asset Management, LLC, as collateral manager

By:	/s/ David H. Lerner
Name:	David H. Lerner
Title:	Authorized Signatory

Signature Page to Amendment No. 7 to Credit Agreement

Ballantyne Funding LLC

By:	/s/ Tara Kenny
Name:	Tara Kenny
Title:	Assistant Vice President

Signature Page to Amendment No. 7 to Credit Agreement

Bank of America, N.A.

By:	/s/ Erik Grossman
Name:	Erik Grossman
Title:	Vice President

Signature Page to Amendment No. 7 to Credit Agreement

BELHURST CLO LTD.
By: INVESCO Senior Secured Management, Inc.
As Collateral Manager

[INSERT LENDER NAME]

By:	/s/ Thomas Ewald
Name:	Thomas Ewald
Title:	Authorized Signatory

Signature Page to Amendment No. 7 to Credit Agreement

BELL ATLANTIC MASTER TRUST
By: Crescent Capital Group LP, its sub-adviser

By:	/s/ Meric Topbas
Name:	Meric Topbas
Title:	Vice President

By:	/s/ G. Wayne Hosang
Name:	G. Wayne Hosang
Title:	Senior Vice President

Signature Page to Amendment No. 7 to Credit Agreement

Brentwood CLO, Ltd.
By: Highland Capital Management, L.P., As Collateral Manager

By:	/s/ Carter Chism
Name:	Carter Chism
Title:	Authorized Signatory

Signature Page to Amendment No. 7 to Credit Agreement

CIFC Funding 2006-I, Ltd.
By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Robert Milton
Name:	Robert Milton
Title:	Authorized Signatory

Hewett's Island CLO II, Ltd.
By: CypressTree Investment Management, LLC, its Collateral
Manager

By:	/s/ Robert Milton
Name:	Robert Milton
Title:	Authorized Signatory

Cumberland II CLO Ltd.
Marquette Park CLO Ltd.
Schiller Park CLO Ltd.
Burr Ridge CLO Plus Ltd.
Bridgeport CLO II Ltd.
By: Deerfield Capital Management LLC, its Collateral Manager

By:	/s/ Robert Milton
Name:	Robert Milton
Title:	Authorized Signatory

ColumbusNova CLO Ltd. 2006-I
ColumbusNova CLO Ltd. 2006-II
ColumbusNova CLO Ltd. 2007-I
ColumbusNova CLO IV Ltd. 2007-II
By: Columbus Nova Credit Investments Management, LLC, its
Collateral Manager

By:	/s/ Robert Milton
Name:	Robert Milton
Title:	Authorized Signatory

Signature Page to Amendment No. 7 to Credit Agreement

[INSERT LENDER NAME]

Castle Garden Funding

By:	/s/ David H. Lerner
Name:	David H. Lerner
Title:	Authorized Signatory

Signature Page to Amendment No. 7 to Credit Agreement

Children's Healthcare of Atlanta Inc.
By: Highland Capital Management, L.P.,
As Investment Manager

By:	/s/ Carter Chism
Name:	Carter Chism
Title:	Authorized Signatory

Signature Page to Amendment No. 7 to Credit Agreement

Confluent 3 Limited.
By: INVESCO Senior Secured Management, Inc. As Investment
Manager

[INSERT LENDER NAME]

By:	/s/ Thomas Ewald
Name:	Thomas Ewald
Title:	Authorized Signatory

Signature Page to Amendment No. 7 to Credit Agreement

CONFLUENT 4 LIMITED.
As Lender

By: Loomis, Sayles & Company, L.P.
As Sub-Manager

By: Loomis, Sayles & Company, Incorporated.
Its General Partner

By:	/s/ Mary McCarthy
Name:	Mary McCarthy
Title:	Vice President

Signature Page to Amendment No. 7 to Credit Agreement

CORTINA Funding

By:	/s/ Richard Taylor
Name:	Richard Taylor
Title:	Authorized Signatory

Signature Page to Amendment No. 7 to Credit Agreement

[INSERT LENDER NAME]

CSAM Funding IV

By:	/s/ David H. Lerner
Name:	David H. Lerner
Title:	Authorized Signatory

Signature Page to Amendment No. 7 to Credit Agreement

[Eagle Creek CLO, Ltd]

By:	/s/ Bryan Higgins
Name:	Bryan Higgins
Title:	Authorized Signor

Signature Page to Amendment No. 7 to Credit Agreement

Eastland CLO, Ltd.
By: Highland Capital Management, L.P., As Collateral Manager

By:	/s/ Carter Chism
Name:	Carter Chism
Title:	Authorized Signatory

Signature Page to Amendment No. 7 to Credit Agreement

FIRST 2004-II CLO, LTD.
By: TCW-WLA JV Venture LLC, its sub-adviser

By:	/s/ Meric Topbas
Name:	Meric Topbas
Title:	Vice President

By:	/s/ G. Wayne Hosang
Name:	G. Wayne Hosang
Title:	Senior Vice President

Signature Page to Amendment No. 7 to Credit Agreement

Foothill CLO I, Ltd

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

Signature Page to Amendment No. 7 to Credit Agreement

Gleneagles CLO Ltd.
By: Highland Capital Management, L.P., As Collateral Manager

By:	/s/ Carter Chism
Name:	Carter Chism
Title:	Authorized Signatory

Signature Page to Amendment No. 7 to Credit Agreement

Grayson CLO, Ltd.
By: Highland Capital Management, L.P., As Collateral Manager

By:	/s/ Carter Chism
Name:	Carter Chism
Title:	Authorized Signatory

Signature Page to Amendment No. 7 to Credit Agreement

Greenbriar CLO LTD.
By: Highland Capital Management, L.P., As Collateral Manager

By:	/s/ Carter Chism
Name:	Carter Chism
Title:	Authorized Signatory

Signature Page to Amendment No. 7 to Credit Agreement

Gulf Stream - Compass CLO 2005-I, Ltd.
By: Gulf Stream Asset Management LLC As Collateral Manager

By:	/s/ Joe Moroney
Name:	Joe Moroney
Title:	Vice President

Signature Page to Amendment No. 7 to Credit Agreement

Gulf Stream - Compass CLO 2007, Ltd.
By: Gulf Stream Asset Management LLC As Collateral Manager

By:	/s/ Joe Moroney
Name:	Joe Moroney
Title:	Vice President

Signature Page to Amendment No. 7 to Credit Agreement

Gulf Stream - Rashinban CLO 2006-I, Ltd.
By: Gulf Stream Asset Management LLC As Collateral Manager

By:	/s/ Joe Moroney
Name:	Joe Moroney
Title:	Vice President

Signature Page to Amendment No. 7 to Credit Agreement

Gulf Stream - Sextant CLO 2006-1, Ltd.
By: Gulf Stream Asset Management LLC As Collateral Manager

By:	/s/ Joe Moroney
Name:	Joe Moroney
Title:	Vice President

Signature Page to Amendment No. 7 to Credit Agreement

Gulf Stream - Sextant CLO 2007-1, Ltd.
By: Gulf Stream Asset Management LLC As Collateral Manager

By:	/s/ Joe Moroney
Name:	Joe Moroney
Title:	Vice President

Signature Page to Amendment No. 7 to Credit Agreement

Hewett's Island CLO IV, Ltd.
By: LCM Asset Management LLC
As Collateral Manager

By:	/s/ Alexander B. Kenna
Name:	LCM Asset Management LLC
Alexander B. Kenna
Title:

Signature Page to Amendment No. 7 to Credit Agreement

HillMark Funding, Ltd.
By: Hillmark Capital Management, L.P., as Collateral
Manager, as Lender

By:	/s/ Mark Gold
Name:	Mark Gold
Title:	CEO

Signature Page to Amendment No. 7 to Credit Agreement

ING CAPITAL LLC

By:	/s/ Subha Pasumarti
Name:	Subha Pasumarti
Title:	Director

Signature Page to Amendment No. 7 to Credit Agreement

ING Investment Management CLO I, LTD.
By: ING Investment Management Co. LLC,
as its investment manager

ING Investment Management CLO II, LTD.
By: ING Alternative Asset Management LLC,
as its investment manager

ING Investment Management CLO III, LTD.
By: ING Alternative Asset Management LLC,
as its investment manager

ING Investment Management CLO IV, LTD.
By: ING Alternative Asset Management LLC,
as its investment manager

Phoenix CLO II, LTD.
By: ING Alternative Asset Management LLC,
as its investment manager

Phoenix CLO II, LTD.
By: ING Alternative Asset Management LLC,
as its investment manager

By:	/s/ Kelly T. Byrne
Name:	Kelly T. Byrne
Title:	Vice President

Signature Page to Amendment No. 7 to Credit Agreement

LCM II LIMITED PARTNERSHIP
By: LCM Asset Management LLC
As Collateral Manager

By:	/s/ Alexander B. Kenna
Name:	LCM Asset Management LLC
Alexander B. Kenna
Title:

Signature Page to Amendment No. 7 to Credit Agreement

LCM III, Ltd.
By: LCM Asset Management LLC
As Collateral Manager

By:	/s/ Alexander B. Kenna
Name:	LCM Asset Management LLC
Alexander B. Kenna
Title:

Signature Page to Amendment No. 7 to Credit Agreement

LCM IV, Ltd.
By: LCM Asset Management LLC
As Collateral Manager

By:	/s/ Alexander B. Kenna
Name:	LCM Asset Management LLC
Alexander B. Kenna
Title:

Signature Page to Amendment No. 7 to Credit Agreement

LCM IX Limited Partnership
By: LCM Asset Management LLC
As Collateral Manager

By:	/s/ Alexander B. Kenna
Name:	LCM Asset Management LLC
Alexander B. Kenna
Title:

Signature Page to Amendment No. 7 to Credit Agreement

LCM V, Ltd.
By: LCM Asset Management LLC
As Collateral Manager

By:	/s/ Alexander B. Kenna
Name:	LCM Asset Management LLC
Alexander B. Kenna
Title:

Signature Page to Amendment No. 7 to Credit Agreement

LCM VI, Ltd.
By: LCM Asset Management LLC
As Collateral Manager

By:	/s/ Alexander B. Kenna
Name:	LCM Asset Management LLC
Alexander B. Kenna
Title:

Signature Page to Amendment No. 7 to Credit Agreement

LCM VIII Limited Partnership
By: LCM Asset Management LLC
As Collateral Manager

By:	/s/ Alexander B. Kenna
Name:	LCM Asset Management LLC
Alexander B. Kenna
Title:

Signature Page to Amendment No. 7 to Credit Agreement

Liberty CLO, Ltd.
By: Highland Capital Management L.P., As Collateral Manager

By:	/s/ Carter Chism
Name:	Carter Chism
Title:	Authorized Signatory

Signature Page to Amendment No. 7 to Credit Agreement

LOAN FUNDING IV LLC
By: Highland Capital Management, L.P., As Collateral Manager

By:	/s/ Carter Chism
Name:	Carter Chism
Title:	Authorized Signatory

Signature Page to Amendment No. 7 to Credit Agreement

LOAN FUNDING VII LLC
By: Highland Capital Management, L.P., As Collateral Manager

By:	/s/ Carter Chism
Name:	Carter Chism
Title:	Authorized Signatory

Signature Page to Amendment No. 7 to Credit Agreement

[INSERT LENDER NAME]

Madison Park Funding I, Ltd.

By:	/s/ David H. Lerner
Name:	David H. Lerner
Title:	Authorized Signatory

Signature Page to Amendment No. 7 to Credit Agreement

[INSERT LENDER NAME]

Madison Park Funding III, Ltd.
By: Credit Suisse Asset Management, LLC, as collateral manager

By:	/s/ David H. Lerner
Name:	David H. Lerner
Title:	Authorized Signatory

Signature Page to Amendment No. 7 to Credit Agreement

[Mill Creek CLO, Ltd]

By:	/s/ Bryan Higgins
Name:	Bryan Higgins
Title:	Authorized Signor

Signature Page to Amendment No. 7 to Credit Agreement

Race Point III CLO
By: Sankaty Advisors, LLC as Collateral Manager

By:	/s/ Andrew S. Viens
Name:	Andrew S. Viens
Title:	Sr. Vice President of Operations

Signature Page to Amendment No. 7 to Credit Agreement

Race Point IV CLO, Ltd.
By: Sankaty Advisors, LLC as Collateral Manager

By:	/s/ Andrew S. Viens
Name:	Andrew S. Viens
Title:	Sr. Vice President of Operations

Signature Page to Amendment No. 7 to Credit Agreement

Race Point V CLO, Limited
By: Sankaty Advisors, LLC Its Asset Manager

By:	/s/ Andrew S. Viens
Name:	Andrew S. Viens
Title:	Sr. Vice President of Operations

Signature Page to Amendment No. 7 to Credit Agreement

Red River CLO, Ltd
By: Highland Capital Management, L.P., As Collateral Manager

By:	/s/ Carter Chism
Name:	Carter Chism
Title:	Authorized Signatory

Signature Page to Amendment No. 7 to Credit Agreement

Rockwall CDO LTD
By: Highland Capital Management, L.P., As Collateral Manager

By:	/s/ Carter Chism
Name:	Carter Chism
Title:	Authorized Signatory

Signature Page to Amendment No. 7 to Credit Agreement

Southfork CLO, Ltd.
By: Highland Capital Management, L.P., As Collateral Manager

By:	/s/ Carter Chism
Name:	Carter Chism
Title:	Authorized Signatory

Signature Page to Amendment No. 7 to Credit Agreement

State Bank of India

By:	/s/ Raghavan Sriraman
Name:	Raghavan Sriraman
Title:	Vice President & Head (Syndications)

Signature Page to Amendment No. 7 to Credit Agreement

[Sugar Creek CLO, Ltd]

By:	/s/ Bryan Higgins
Name:	Bryan Higgins
Title:	Authorized Signor

Signature Page to Amendment No. 7 to Credit Agreement

Veritas CLO I, LTD.
By: Alcentra NY, LLC, as investment advisor

By:	/s/ Robert Davis
Name:	Robert Davis
Title:	Senior Vice President

Signature Page to Amendment No. 7 to Credit Agreement

VITESSE CLO LTD.
By: TCW-WLA JV Venture LLC, its sub-adviser

By:	/s/ Meric Topbas
Name:	Meric Topbas
Title:	Vice President

By:	/s/ G. Wayne Hosang
Name:	G. Wayne Hosang
Title:	Senior Vice President

Signature Page to Amendment No. 7 to Credit Agreement

WebBank

By:	/s/ Kelly M. Barnett
Name:	Kelly M. Barnett
Title:	President

Signature Page to Amendment No. 7 to Credit Agreement

Well Fargo Principal Investments LLC

By:	/s/ Sanjas Ray
Name:	Sanjas Ray
Title:	Director

Signature Page to Amendment No. 7 to Credit Agreement

Westchester CLO, Ltd.
By: Highland Capital Management, L.P., As Collateral Manager

By:	/s/ Carter Chism
Name:	Carter Chism
Title:	Authorized Signatory

Signature Page to Amendment No. 7 to Credit Agreement

EXHIBIT D

FORM OF COMPLIANCE CERTIFICATE

Exhibit D to Credit Agreement

EXHIBIT D

FORM OF COMPLIANCE CERTIFICATE

Financial Statement Date:                                                                          ,

To:           Bank of America, N.A., as Administrative Agent

Ladies and Gentlemen:

Reference is made to that certain Credit Agreement, dated as of July 3, 2006 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the "Agreement;" the terms defined therein being used herein as therein defined), among Helix Energy Solutions Group, Inc., a Minnesota corporation (the "Borrower"), the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender.

The undersigned Responsible Officer hereby certifies as of the date hereof that he/she is the                                                                        of the Borrower, and that, as such, he/she is authorized to execute and deliver this Certificate to the Administrative Agent on the behalf of the Borrower, and that:

[Use following paragraph 1 for fiscal year-end financial statements]

Attached hereto as Schedule 1 are the year-end audited financial statements required by Section 6.01(a) of the Agreement for the fiscal year of the Borrower ended as of the above date, together with the report and opinion of an independent certified public accountant required by such section.

[Use following paragraph 1 for fiscal quarter-end financial statements]

Attached hereto as Schedule 1 are the unaudited financial statements required by Section 6.01(b) of the Agreement for the fiscal quarter of the Borrower ended as of the above date.  Such financial statements fairly present the financial condition, results of operations and cash flows of the Borrower and its Subsidiaries in accordance with GAAP as at such date and for such period, subject only to normal year-end audit adjustments and the absence of footnotes.

The undersigned is familiar with the terms of the Agreement and has made, or has caused to be made under his/her supervision, a review of the transactions and condition (financial or otherwise) of the Borrower during the accounting period covered by the attached financial statements with a view to determine whether during such fiscal period the Borrower performed and observed all its Obligations under the Loan Documents, and

[select one:]

[to the best knowledge of the undersigned during such fiscal period, the Borrower performed and observed each covenant and condition of the Loan Documents applicable to it, and no Default has occurred and is continuing.]

Exhibit D to Amendment No. 7 to Credit Agreement

--or--

[to the best knowledge of the undersigned during such fiscal period, the following covenants or conditions have not been performed or observed and the following is a list of each such Default and its nature and status:]

The representations and warranties of the Borrower contained in Article V of the Agreement, and any representations and warranties of the Borrower that are contained in any document furnished at any time under or in connection with the Loan Documents, are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date, and except that for purposes of this Compliance Certificate, the representations and warranties contained in subsections (a), (b) and (c) of Section 5.05 of the Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b) respectively, of Section 6.01 of the Agreement, including the statements in connection with which this Compliance Certificate is delivered, or clause (f) of Section 6.02 of the Agreement, as applicable (but in each case, giving effect to any knowledge qualifies in such Sections with respect to Remington and its Subsidiaries only for periods ending prior to the Closing Date, and only for so long as and to the extent that the information for such periods is included in the information provided pursuant to the applicable Section).

The financial covenant analyses and information set forth on Schedules 2 and 3 attached hereto are true and accurate on and as of the date of this Certificate.

IN WITNESS WHEREOF, the undersigned has executed this Certificate as

of                               ,                     .

HELIX ENERGY SOLUTIONS GROUP, INC.

By:
Name:
Title:

Exhibit D to Amendment No. 7 to Credit Agreement

         For the Quarter/Year ended ___________________("Statement Date")

SCHEDULE 2

to the Compliance Certificate
($ in 000's)

I.	Section 7.11(a) – Consolidated Interest Coverage Ratio.

A.	Consolidated EBITDA for four consecutive fiscal
quarters ending on above date ("Subject Period")
	as set forth on Schedule 3 hereto:	$

B.	Consolidated EBITDA for Subject Period attributable
	to Excluded Foreign Subsidiary Assets:	$

C.	Consolidated Interest Charges for Subject Period:	$

D.	Consolidated Interest Charges for Subject Period
attributable to Indebtedness relating to Excluded
	Foreign Subsidiary Assets:	$

E.	Consolidated Interest Coverage Ratio
	((Line I.A – Line I.B.) ÷ (Line I.C – Line I.D)):		to 1.00

	Minimum required:		2.75 to 1.00

II.	Section 7.11(b) – Consolidated Leverage Ratio.

A.	Consolidated Funded Indebtedness at
	Statement Date:	$

B.	Any Indebtedness of Foreign Subsidaries incurred
under Section 7.03(o) of the Agreement and secured
by any Excluded Foreign Subsidiary Assets (or
	negative pledge thereon):	$

C.	Consolidated EBITDA for Subject Period
	(Line I.A above):	$

D.	Consolidated EBITDA for Subject Period attributable
	to Excluded Foreign Subsidiary Assets:	$

E.	+/- adjustments to EBITDA for
	Acquisitions/Dispositions1:	$

                 1 Excluding Acquisitions/Dispositions of Excluded Foreign Subsidiary Assets.

Exhibit D to Amendment No. 7 to Credit Agreement

F.	Consolidated Leverage Ratio
(Line II.A – Line II.B) ÷
	(Line II.C – Line II.D +/- Line II.E):	to 1.00

	Maximum permitted:	4.00 to 1.00

III.	Section 7.11(c) – Collateral Coverage Ratio.

A.	Collateral/Asset value at Statement Date:

	1.	Net present value of proved reserves
		as set forth on Schedule 4 hereto:	$

	2.	Appraised value of vessels, ROVs, and
trenchers (including New Dive assets
		prior to IPO only):	$

	3.	Net book value of equipment and inventory:	$

	4.	Net book value of accounts receivable:	$

	5.	Unrestricted cash and marketable securities:	$

	6.	Closing trading price of New Dive Equity
		Interests (post-IPO only):	$

	7.	Collateral/Asset value (Line IV.A.1 +
(Line IV.A.2 * 0.50) + (Line IV.A.3 * 0.50)
+ (Line IV.A.4 * 0.85) + (Line IV.A.5 * 0.90)
		+ (Line IV.A.6 * 0.60)):	$

B.	Total Outstandings at Statement Date:		$

C.	Collateral Coverage Ratio
	(Line IV.A.7 ÷ Line IV.B):			to 1.00

	Minimum permitted:			1.75 to 1.00

IV.	Section 7.11(d) – Consolidated Senior Secured Leverage Ratio.

A.	Consolidated Funded Senior Secured Indebtedness
	at Statement Date:	$

B.	Any Indebtedness of Foreign Subsidiaries incurred
under Section 7.03(o) of the Agreement and secured
by any Excluded Foreign Subsidiary Assets (or
	negative pledge thereon):	$

Exhibit D to Amendment No. 7 to Credit Agreement

C.	Consolidated EBITDA for Subject Period
	(Line I.A above):	$

D.	Consolidated EBITDA for Subject Period attributable
	to Excluded Foreign Subsidiary Assets:	$

E.	+/- adjustments to EBITDA for
	Acquisitions/Dispositions2:	$

F.	Consolidated Senior Secured Leverage Ratio
(Line IV.A – Line IV.B) ÷
	(Line IV.C – Line IV.D +/- Line IV.E):		to 1.00

	Maximum permitted:		2.00 to 1.00

V.	Section 7.12 – Capital Expenditures.

		Oil and Gas Properties		Other

A.	Capital Expenditures made during fiscal
	year to date:	$		$

B.	Maximum permitted Capital Expenditures
	for such fiscal year:		$400,000,000		$300,000,000

C.	Amount carried over from prior year:	$		$

D.	Amount transferred to/from
	applicable category:	$		$

E.	Excess (deficit) for covenant compliance
((Line IV.B +Line IV.C +/- Line IV.D)
	– IV.A):	$		$

                 2 Excluding Acquisitions/Dispositions of Excluded Foreign Subsidiary Assets.

Exhibit D to Amendment No. 7 to Credit Agreement

                                           For the Quarter/Year ended ___________________("Statement Date")

SCHEDULE 3

to the Compliance Certificate
($ in 000's)

Consolidated EBITDA
(in accordance with the definition of Consolidated EBITDA
as set forth in the Agreement)

Consolidated EBITDA	Quarter Ended __________	Quarter Ended __________	Quarter Ended __________	Quarter Ended __________	Twelve Months Ended __________
Consolidated Net Income
+ Consolidated Interest Charges
+ income taxes
+ depreciation expense
+ amortization expense
+ depletion expense
+ non-recurring non-cash charges or losses
+ non-capitalized transaction costs of Transaction
- non-recurring non-cash items
- net income from non Subsidiaries (to extent included in Consolidated Net Income)

Exhibit D to Amendment No. 7 to Credit Agreement

Consolidated EBITDA	Quarter Ended __________	Quarter Ended __________	Quarter Ended __________	Quarter Ended __________	Twelve Months Ended __________
+ cash dividends and distributions from non Subsidiaries
+/- adjustments to EBITDA for non Wholly Owned Subsidiaries
= Consolidated EBITDA

Exhibit D to Amendment No. 7 to Credit Agreement

                                           For the Quarter/Year ended ___________________("Statement Date")

SCHEDULE 4

to the Compliance Certificate
($ in 000's)

Net Present Value of Proved Reserves
(in accordance with the definition of Collateral
Coverage Ratio as set forth in the Agreement)

Exhibit D to Amendment No. 7 to Credit Agreement